Exhibit 10.38

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of  March 3, 2022 (the “Effective Date”), among GOODNESS GROWTH HOLDINGS, INC. (formerly known as Vireo Health International, Inc.), a British Columbia corporation (“Parent”), the other Borrowers (as defined in the hereinafter-defined Credit Agreement and including, for the avoidance of doubt, EHF Cultivation Management LLC, an Arizona limited liability company), the Lenders (as defined in the Credit Agreement) party hereto, and CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company, as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”, and together with Administrative Agent, collectively, “Agents” and each, an “Agent”).

RECITALS

WHEREAS, reference is made to that certain Credit Agreement dated as of March 25, 2021, as amended by that certain Omnibus First Amendment to Credit Agreement and Security Agreement dated as of November 1, 2021 (the “First Amendment”), that certain Second Amendment to Credit Agreement dated as of November 18, 2021, and  that certain Third Amendment to Credit Agreement dated as of January 31, 2022 (the “Third Amendment”; the Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, the “Existing Credit Agreement”), and this Amendment (the Existing Credit Agreement, as amended by this Amendment, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), among the Borrowers party thereto, the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto and Agents; and

WHEREAS, the Credit Parties have requested that Agents and the Lenders agree to amend certain provisions of the Credit Agreement, and, subject to the terms and conditions of this Amendment, Agents and the Lenders, including, without limitation, New Lender (as defined below), have agreed to such request;

WHEREAS, in connection with the foregoing, Chicago Atlantic Credit Opportunities, LLC (“New Lender”) has agreed to join the Credit Agreement as a Lender;

NOW, THEREFORE, in consideration of the terms and mutual covenants set forth in this Amendment, the receipt and sufficiency which is hereby acknowledged by the parties, the parties, intending to be legally bound, agree as follows:

1.Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement, Defined Terms, is hereby modified and amended by amending and restating the definitions of “Credit Documents,” “Credit Parties,” “Guarantors,” “Mortgage,” “Obligations” and “Secured Parties” in their respective entirety as follows:

““Credit Documents” shall mean (a) this Agreement, the Security Documents, any Notes, the Charm City Intercreditor Agreement, any other subordination or intercreditor agreements in favor of any Agent with respect to this Agreement and (b) any other document or agreement executed by any Credit Party or Verano Guarantor, or by any Borrower on behalf of the Credit Parties or the Verano Guarantors, or any of them, and delivered to any Agent or Lender in connection with any of the foregoing or the Obligations.

“Credit Parties” shall mean, collectively, Borrowers and Guarantors (other than the Verano Guarantors), and “Credit Party” shall mean any of the Credit Parties, individually.

“Guarantors” shall mean (a) each direct or indirect Subsidiary of Parent (other than any Borrower or any Excluded Subsidiary) and (b) any other Person that provides a guarantee for the payment and performance of the Obligations pursuant to an agreement reasonably acceptable to Administrative Agent after the Closing Date.

“Mortgage” shall mean each mortgage, deed of trust, or deed to secure debt, trust deed or other security document granted by any applicable Credit Party or Verano Guarantor to Collateral Agent for the benefit of the Secured Parties in respect of any Real Property owned or leased by such Credit Party or Verano Guarantor, in such form as agreed between such Credit Party or Verano Guarantor and Collateral Agent.

“Obligations” shall mean (a) with respect to each Borrower, all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of such Borrower arising under or in connection with any Credit Document or any Warrant Agreement, including all original issue discount, fees, costs, expenses (including fees, costs and expenses incurred during the pendency of any proceeding of the type described in Section 10.01(h), whether or not allowed or allowable in such proceeding) and premiums payable under any Credit Document, the principal of and interest (including interest accruing during the pendency of any proceeding of the type described in Section 10.01(h), whether or not allowed or allowable in such proceeding) on the Loans, all indemnification obligations and all obligations to pay or reimburse any Secured Party for paying any costs or expenses under any Credit Document, (b) all other fees to be paid to any Agent or Arranger under the Credit Documents or otherwise, or (c) with respect to each Credit Party or Verano Guarantor other than Borrowers, all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of such Credit Party or Verano Guarantor arising under or in connection with any Credit Document, all indemnification obligations and all obligations to pay or reimburse any Secured Party for paying any costs or expenses under any Credit Document.

“Secured Parties” shall mean, collectively, (a) the Lenders, (b) Agents, (c) the beneficiaries of each indemnification obligation undertaken by any Credit Party or Verano Guarantor under the Credit Documents, (d) any successors, endorsees, transferees and assigns of each of the foregoing to the extent any such transfer or assign is permitted by the terms of this Agreement and (e) any other holder of any Obligation or Secured Obligation (as defined in any applicable Security Document).”

(b)Section 1.01 of the Credit Agreement, Defined Terms, is hereby further modified and amended by adding the following definitions in the appropriate alphabetical locations:

““Verano” shall mean Verano Holdings Corp., a corporation existing under the laws of the Province of British Columbia.

“Verano Acquisition” shall mean the proposed acquisition by Verano of the Capital Stock of Parent, as more particularly provided in that certain Arrangement Agreement dated as of January 31, 2022, between Parent and Verano, the Plan of Arrangement (as defined therein) and the other agreements, instruments and documents executed in connection therewith or relating thereto.

“Verano Credit Agreement” shall mean that certain Amended and Restated Credit Agreement dated as of May 10, 2021, among Verano, certain of its Subsidiaries, the “Lenders” (as defined therein) party thereto, Chicago Atlantic, as administrative agent and as collateral agent, and the other Persons party thereto.

“Verano Guarantors” shall have the meaning set forth in Section 8.10(d).”

(c)Section 8.10 of the Credit Agreement, Further Assurances, is hereby modified and amended by adding the following clause (d) immediately after the end of clause (c) of such Section:

“(d)If the Verano Acquisition occurs, (i) Parent shall (A) require Verano, substantially concurrently with the Verano Acquisition, to cause each of the obligors under the Verano Credit Agreement (such obligors, the “Verano Guarantors”), including Verano, to join this Agreement as a Guarantor, guaranty the Obligations and grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the real and personal property of such Verano Guarantor to secure the Obligations, and (B) execute or deliver, and require each of the Verano Guarantors to execute or deliver, such Security Documents, other Credit Documents and other agreements, documents and opinions reasonably requested by Agents, and (ii) the Credit Parties shall execute and deliver such amendments to this Agreement and the other Credit Documents as any Agent deems reasonable to reflect the addition of the Verano Guarantors as Guarantors (but not Credit Parties) under the Credit Documents, including modification of Sections 10.01(a)(ii), 10.01(b), 10.01(d), 10.01(e), 10.01(f) (by adding a cross-default to the Verano Credit Agreement), 10.01(g), 10.01(h) and 10.01(i).”

(d)Schedule 1.01 to the Credit Agreement, Commitments, is hereby modified and amended by amending and restating such Schedule pursuant to the Schedule 1.01 attached hereto.
2.Joinder of EHF as a Borrower.  EHF Cultivation Management LLC, an Arizona limited liability company (“EHF”) is a wholly-owned Subsidiary of Parent.  EHF is hereby joined in, and hereby agrees that it is and for all purposes after the date hereof shall be a party to, the Credit Agreement and each of the other Credit Documents as a Borrower as if it were an original signatory to the Credit Agreement.  In furtherance and without limitation of the preceding sentence, EHF acknowledges and agrees that it is jointly and severable liable with the other Borrowers for all of the Indebtedness and other Obligations of Borrowers under the Credit Documents.  The term “Borrower” and “Borrowers” as used in the Credit Agreement and the other Credit Documents shall be deemed to include EHF.
3.Joinder of New Lender.  On the date hereof, New Lender hereby joins the Credit Agreement as a Lender and shall have the rights and obligations of a Lender under the Credit Documents.  New Lender (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Sections 8.01(a) and 8.01(b) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement, (b) agrees that it will, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (c) appoints and authorizes each Agent to take such action as such Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, (e) confirms it has provided its lending office and address for notices to Agents and (f) agrees that it has an Incremental Advance Commitment in the amount set forth opposite New Lender’s name on Schedule 1.01 attached hereto.  Nothing contained herein shall constitute a novation of any Obligation.
4.Representations, Warranties and Acknowledgments of Borrowers.  In order to induce the Lenders and Agents to enter into this Amendment and to induce the Lenders to continue to make the

Loans under the Credit Agreement, each Borrower hereby represents and warrants to the Lenders and the Agents on and as of the date of this Amendment that:
(a)Each Borrower (i) is a duly organized or formed and validly existing limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except, in the case of this clause (ii), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.
(b)Each Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party. Each Borrower has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Borrower enforceable against each Borrower that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(c)None of (x) the execution, delivery and performance by any Borrower of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof or (y) the consummation of the transactions contemplated hereby (including the  or by the other Credit Documents will (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority or the policies of the CSE, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Liens created under the Credit Documents) pursuant to, (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other Material Contract of any Consolidated Company, in the case of any of clauses (A) and (B) to which any Borrower is a party or by which it or any of its property or assets is bound or (iii) violate any provision of the Organization Documents or Permit of any Borrower, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (ii), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.
(d)No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, the CSE or other Person, and no consent or approval under any contract or instrument (other than (a) those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) the filing of UCC financing statements, PPSA registrations and other equivalent filings for foreign jurisdictions, and (c) the filings or other actions necessary to perfect Liens under the Credit Documents) is required for the consummation of the transactions contemplated hereby or the due execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, or for the due execution, delivery or performance of the Credit Documents, in each case by any of the Credit Parties party thereto.  There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by the Credit Parties or any of their respective Subsidiaries of their Obligations under the Credit Documents.
(e)The representations and warranties of each Borrower set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).
(f)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
5.Reaffirmation of Obligations.  Each Borrower (other than EHF) hereby (a) reaffirms and confirms (i) the execution and delivery of, and all of its obligations under, the Credit Documents to which it is a party, including, without limitation, the Credit Agreement, and agrees that this Amendment does not operate to reduce or discharge any Borrower’s obligations under such Credit Documents or constitute a novation of any indebtedness or other obligations under any Credit Documents, and (ii) its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Credit Documents to which it is a party, (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, and (c) reaffirms and confirms the continuing security interests in its respective assets granted in favor of the Collateral Agent pursuant to each of the Security Documents.  Each Borrower hereby acknowledges and consents to the transactions contemplated by, and the execution and delivery of, this Amendment and the other Credit Documents.
6.Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the Effective Date when, and only when, the Administrative Agent shall have received the following, in form and substance satisfactory to Administrative Agent:
(a)counterparts of this Amendment, duly executed by an Authorized Officer of each Borrower, Agents and the Lenders, including, without limitation, New Lender;
(b)an Assumption Agreement (as described in the US Security Agreement), duly executed by an Authorized Officer of EHF;
(c)resolutions of EHF’s board of managers/directors (or other managing body, in the case of a Person that is not a corporation) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of this Amendment and the execution, delivery and performance of this Amendment and each other Credit Document to which such Borrower is a party; and
(d)an executed legal opinion of DLA Piper LLP (US), counsel to EHF, which opinion shall be addressed to Agents and the other Secured Parties and shall be in form and substance reasonably satisfactory to Administrative Agent.
7. No Novation or Waiver.  Except as expressly set forth herein, this Amendment is not intended to be, nor shall it be construed to create, a nullification, discharge, waiver or release of any obligation incurred in connection with the Notes, the Credit Agreement and/or any other Credit Documents, or to waive or release any collateral given by Borrowers to secure the Notes, nor shall this Amendment be deemed or considered to operate as a novation of the Notes, the Credit Agreement or the other Credit Documents.  This Amendment shall not constitute a modification of the Credit Agreement or any of the other Credit Documents or a course of dealing with Agents or the Lenders at variance with the Credit Agreement or the other Credit Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Credit Documents in the future, except as expressly set forth herein.  Each Borrower acknowledge and expressly agree that Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Credit Documents.  Except to the extent of any express conflict with this Amendment, all of the terms and conditions of the Notes, the Credit Agreement and the other Credit Documents shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed.  In the event of any express conflict between the terms and conditions of the Notes, the Credit Agreement or the other Credit Documents and this Amendment, this Amendment shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Amendment.
8.Incorporation by Reference. Sections 12.05, 12.13 and 12.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.
9.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
10.Reference to and Effect on the Credit Agreement and the Other Credit Documents. On and after the date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or Lender under, the Credit Agreement or any of the other Credit Documents. This Amendment shall be deemed to be a Credit Document as defined in the Credit Agreement.
11.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of Illinois, without reference to conflicts of law provisions which would result in the application of the laws of any other jurisdiction.
12.Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.
13.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
14.Counterparts. This Amendment may be executed in any number of counterpart signature pages, and by the different parties on different counterparts, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same instrument. This Amendment will be deemed executed by the parties hereto when each has signed it and delivered its executed signature page to the other parties hereto by facsimile transmission, electronic transmission, or physical delivery. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.
15.Construction.  This Amendment has been prepared through the joint efforts of all of the parties hereto.  Neither the provisions of this Amendment, nor any alleged ambiguity herein, shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this Amendment, or based on any other rule of strict construction.  Each of the parties represents that such party has carefully read this Amendment and that such party knows the contents hereof and has signed the same freely and voluntarily.

16.Entire Agreement.  This Amendment and the other Credit Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.
17.Credit Document.  This Amendment shall be deemed to be a Credit Document for all purposes.

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Exhibit 10.38

IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the Effective Date.

BORROWERS:

GOODNESS GROWTH HOLDINGS, INC.

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VIREO HEALTH, INC.

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VIREO HEALTH OF MINNESOTA, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VIREO HEALTH OF NEW YORK LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

MARYMED LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

RESURGENT BIOSCIENCES, INC.

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VIREO HEALTH OF PUERTO RICO, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VIREO HEALTH DE PUERTO RICO LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

XAAS AGRO, INC.

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VIREO HEALTH OF NEVADA I, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

MJ DISTRIBUTING C201, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

MJ DISTRIBUTING P132, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VIREO HEALTH OF ARIZONA, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

ELEPHANT HEAD FARM, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

RETAIL MANAGEMENT ASSOCIATES, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VIREO HEALTH OF MASSACHUSETTS, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VERDANT GROVE, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

MAYFLOWER BOTANICALS, INC.

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VIREO HEALTH OF NEW MEXICO, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

VIREO OF CHARM CITY, LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

EHF CULTIVATION MANAGEMENT LLC

By: /s/Kyle Kingsley___________________
Name: Kyle E. Kingsley
Title: Authorized Officer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CHICAGO ATLANTIC ADMIN, LLC

By: /s/ Tony Cappell
Name: Tony Cappell

Title: Authorized Person

LENDERS:

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

By: /s/ Tony Cappell

Name: Tony Cappell

Title: Authorized Person

CHICAGO ATLANTIC CREDIT COMPANY, LLC

By: /s/ Tony Cappell

Name: Tony Cappell

Title: Authorized Person

CHICAGO ATLANTIC CREDIT OPPORTUNITIES, LLC

By: /s/ Tony Cappell

Name: Tony Cappell

Title: Authorized Person